SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                             INFORMATION REQUIRED IN
                                 PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy  Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            APPLIED FILMS CORPORATION
                (Name of registrant as specified in its charter)


    (Name of person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
         (1)     Title of each class of securities to which transaction applies:
         (2)     Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)     Proposed maximum aggregate value of transaction:
         (5)     Total fee Paid:
[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:
         (2)      Form, schedule, or registration statement no.:
         (3)      Filing party:
         (4)      Date filed:

                  NOTICE OF SPECIAL MEETING AND PROXY STATEMENT





                         SPECIAL MEETING OF SHAREHOLDERS

                                JANUARY 15, 2001










                            APPLIED FILMS CORPORATION
                               LONGMONT, COLORADO

                            APPLIED FILMS CORPORATION
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


Dear Shareholders:

     The Special Meeting of Shareholders of Applied Films Corporation will be held at 9586 I-25 Frontage Road, Longmont, Colorado 80504, on Monday, January 15, 2001, at 9:00 A.M., local time, for the following purposes:

     1. To consider and vote upon a proposal to amend the Amended and Restated Articles of Incorporation of the Company to increase the authorized common stock from 10,000,000 shares to 40,000,000 shares, without par value.

     2. To transact such other business as may properly come before the meeting or at any adjournment thereof.

     Shareholders of record at the close of business November 29, 2000, will be entitled to vote at the meeting or any adjournment thereof.

     Whether or not you expect to be present in person at this meeting, you are urged to sign the enclosed Proxy and return it promptly in the enclosed envelope. If you do attend the meeting and wish to vote in person, you may do so even though you have submitted a Proxy.


Dated:  December 11, 2000
Longmont, Colorado

/s/ Lawrence D. Firestone
Lawrence D. Firestone, Secretary

                                                        Dated: December 11, 2000




                            APPLIED FILMS CORPORATION
                             9586 I-25 FRONTAGE ROAD
                            LONGMONT, COLORADO 80504
                               ------------------

                                 PROXY STATEMENT

                     For the Special Meeting of Shareholders
                           to be held January 15, 2001
                               ------------------

                   SOLICITATION OF PROXIES FOR SPECIAL MEETING

     This Proxy Statement is furnished to the Shareholders of Applied Films Corporation (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Special Meeting of Shareholders which will be held at 9586 I-25 Frontage Road, Longmont, Colorado 80504, January 15, 2001, at 9:00 A.M., local time.

     The Special Meeting is being held for the following purposes:

          1. To consider and vote upon a proposal to amend the Amended and Restated Articles of Incorporation of the Company to increase the authorized common stock from 10,000,000 shares to 40,000,000 shares, without par value.

          2. To transact such other business as may properly come before the meeting or at any adjournment thereof.

     If a proxy in the form distributed by our Board of Directors is properly executed and returned to us, the shares represented by the proxy will be voted at the Special Meeting of Shareholders and at any adjournment of that meeting. Where shareholders specify a choice, the proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted FOR the proposal described in the proxy. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting. Votes cast at the meeting and submitted by proxy will be tabulated by our transfer agent.

     A proxy may be revoked prior to its exercise by delivering a written notice of revocation to the Secretary of our Company, executing and delivering a proxy of a later date or attending the meeting and voting in person. Attendance at the meeting does not automatically act to revoke a proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     On November 27, 2000, there were outstanding 6,048,865 total shares of Common Stock. The record date for determining the shareholders entitled to vote at the Special Meeting is November 29, 2000. Shares cannot be voted unless the shareholder is present at the meeting or is represented by proxy.

     Security Ownership of Certain Beneficial Owners. The following table sets forth as of November 27, 2000, information concerning persons known to management who may be deemed to be beneficial owners of more than 5% of our common stock.

        Name and Address of                Amount and Nature of            Percent of
         Beneficial Owner                  Beneficial Ownership           Common Stock
        -------------------               ----------------------         --------------
Navellier & Associates
One East Liberty                                 500,000(1)                     8%
Third Floor
Reno, NV  89501


Maple Row Management, Inc.                       427,700(2)                     7%
112 Rowayton Avenue
Rowayton, Connecticut  06853


Friess Associates, Inc.                          409,300(3)                     7%
3908 Kennett Pike
Greenville, DE  19807


Cecil Van Alsburg                                345,317(4)                     6%
9586 I-25 Frontage Road
Longmont, Colorado 80504


John S. Chapin                                   320,726(5)                     5%
9586 I-25 Frontage Road
Longmont, Colorado 80504


Suffolk Capital Management, Inc.
1633 Broadway, 40th Floor                        324,537(6)                     5%
New York, NY  10019


                                      NOTES

(1) Navellier and Associates disclosed to us on behalf of its investment advisory clients that it had acquired beneficial ownership of 500,000 shares of Common Stock as of August 21, 2000, and that it believed that its beneficial ownership remained at 500,000 shares of Common Stock as of September 6, 2000. Navellier and Associates has sole power to dispose of and vote all such shares.

(2) In a Schedule 13G, dated March 27, 2000, and delivered to us, Maple Row Management disclosed on behalf of its investment advisory clients that it had acquired beneficial ownership of 323,200 shares of Common Stock. Additional information provided to us indicates that Maple Row Management subsequently increased its beneficial ownership by 104,500 shares of Common Stock, bringing its total beneficial ownership as of

          September 6, 2000, to 427,700 shares of Common Stock. Maple Row Management has sole power to dispose of and vote all such shares.

(3) In a Schedule 13G, dated August 8, 2000, and delivered to us, Friess Associates, Inc. disclosed on behalf of its investment advisory clients that it had acquired beneficial ownership of 409,300 shares of Common Stock. Friess Associates, Inc. has sole power to dispose of and vote all such shares.

(4) Includes (i) 306,317 shares held by Mr. Van Alsburg, (ii) 1,000 shares held by Mr. Van Alsburg's spouse, and (iii) options to purchase 38,000 shares of Common Stock exercisable within 60 days.

(5) Includes (i) 114,603 shares held by Mr. Chapin, (ii) 170,714 shares held by the John Chapin Family Trust, of which Mr. Chapin is the Trustee, and (iii) options to purchase 35,409 shares of Common Stock exercisable within 60 days.

(6) In a Schedule 13F, dated July 5, 2000, and delivered to us, Suffolk Capital Management, Inc. disclosed on behalf of its investment advisory clients that it had acquired beneficial ownership of 324,537 shares of Common Stock. Suffolk Capital Management has sole power to dispose of and vote all such shares.


     Security Ownership of Management. The following table shows, as of November 27, 2000, the number of shares beneficially owned by each of the Company's directors, each of the Named Executives identified in the executive compensation tables of the Company's Annual Meeting Proxy Statement dated September 21, 2000, and by all Directors and Executive Officers as a group. Except as described in the notes following the table, the following persons have sole voting and dispositive power as to all of their respective shares.

                                                                       Amount and Nature of         Percent of
                              Name                                     Beneficial Ownership        Common Stock
----------------------------------------------------------------------------------------------------------------
Thomas T. Edman.................................................             45,859(1)                  *

Graeme Hennessey................................................             35,409(2)                  *

Lawrence D. Firestone...........................................              9,550(3)                  *

C. Richard Condon...............................................             43,125(4)                  *

Richard P. Beck.................................................              4,455(5)                  *

John S. Chapin..................................................            320,726(6)                  5%

Vincent Sollitto, Jr............................................              3,455(7)                  *

Chad D. Quist...................................................              3,455(8)                  *

Cecil Van Alsburg...............................................            345,317(9)                  6%

All Executive Officers and Directors as a Group (8 persons).....            768,226(10)                12%
----------------------------------------------------------------------------------------------------------------

*      Denotes ownership of less than one percent.

(1) Includes (i) 6,700 shares held by Mr. Edman and (ii) options to purchase 39,159 shares of Common Stock exercisable within 60 days.

(2) Consists of options to purchase 35,409 shares of Common Stock within 60 days.

(3) Includes (i) 50 shares held by Mr. Firestone's children, and (ii) options to purchase 9,500 shares of Common Stock exercisable within 60 days.

(4) Includes (i) 8,716 shares held by Mr. Condon and (ii) options to purchase 34,409 shares of Common Stock exercisable within 60 days.

(5) Includes (i) 1,000 shares held by Mr. Beck jointly with his spouse, and (ii) options to purchase 3,455 shares of Common Stock exercisable within 60 days.

(6) Includes (i) 114,603 shares held by Mr. Chapin, (ii) 170,714 shares held by the John Chapin Family Trust, of which Mr. Chapin is the Trustee, and (iii) options to purchase 35,409 shares of Common Stock exercisable within 60 days.

(7)    Consists  of  options  to  purchase   3,455  shares  of  Common  Stock
       exercisable within 60 days.

(8)    Consists  of  options  to  purchase   3,455  shares  of  Common  Stock
       exercisable within 60 days.

(9) Includes (i) 306,317 shares held by Mr. Van Alsburg, (ii) 1,000 shares held by Mr. Van Alsburg's spouse, and (iii) options to purchase 38,000 shares of Common Stock exercisable within 60 days.

(10) Includes options to purchase 167,842 shares exercisable within 60 days.

                  PROPOSED INCREASE IN AUTHORIZED COMMON STOCK

     The Company's  Board of Directors has proposed that the first  paragraph of
Article III of the Company's Articles of Incorporation (the "Articles") be amended to read as follows:

        The total number of shares of all classes of stock which the Corporation shall have the authority to issue is forty one million (41,000,000) shares, of which forty million (40,000,000) shares shall be common stock without par value and one million shares (1,000,000) shares shall be preferred stock, without par value. The shares of preferred stock may be divided into one or more series.

     This amendment will increase the Company's authorized common stock from 10,000,000 shares to 40,000,000 shares of common stock without par value. The purpose of the amendment is to provide additional shares of common stock for future issuance. The Board of Directors believes it desirable to increase the authorized number of shares of common stock in order to provide the Company with adequate flexibility in corporate planning and strategies. The availability of additional common stock for issuance could be used for a number of purposes, including corporate financing, future acquisitions, stock dividends, stock splits, stock options, and other stock-based compensation. There are currently no specific plans, agreements or understandings regarding the issuance of any of the additional shares of common stock that would be available if this proposal is approved. Such additional authorized shares may be issued for such purposes and for such consideration as the Board of Directors may determine without further shareholder approval, unless such action is required by applicable law or the rules of the Nasdaq stock market or any stock exchange on which the Company's securities may be listed.

     On October 18, 2000, the Company announced that it had entered into a definitive agreement to acquire the Large Area Coating Division of Unaxis Holding Ltd. of Zurich, Switzerland. As part of the purchase price, Unaxis Holding Ltd. will receive 673,353 shares of the Company's common stock. The Company has sufficient authorized shares to complete the transaction with Unaxis even if the proposed increase in authorized shares is not approved. Closing of the acquisition is subject to numerous conditions and there is no assurance that it will be completed.

     The additional shares of common stock for which authorization is sought would be part of the existing class of common stock, and, to the extent issued, would have the same rights and privileges as the shares of common stock presently outstanding. Ownership of shares of the Company's common stock confers no preemptive rights.

     The increase in the authorized but unissued shares of common stock which would result from adoption of the proposed amendment could have a potential anti-takeover effect with respect to the Company, although management is not presenting the proposal for that reason and does not presently anticipate using the increased authorized shares for such a purpose. The potential anti-takeover effect of the proposed amendment arises because it would enable the Company to issue additional shares of common stock up to the total authorized number with the effect that the shareholdings and related voting rights of then existing shareholders would be diluted to an extent proportionate to the number of additional shares issued.

     The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company is required for approval of the proposed amendment. Unless otherwise directed by a shareholder's proxy, the persons named as proxy voters in the accompanying proxy will vote FOR the amendment.

     The Board of Directors recommends a vote "FOR" the approval of the proposed amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of shares of authorized common stock.

                                  MISCELLANEOUS

     The management is not aware of any other matter to be presented for action at the meeting. However, if any such other matter is properly presented for action, it is the intention of the persons named in the accompanying forms of proxy to vote thereon in accordance with their best judgment.

     The cost of soliciting proxies in the accompanying forms will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person, or by telephone or telegraph, by some regular employees of the Company.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.

December 11, 2000

                                                    Cecil Van Alsburg
                                                    CHAIRMAN OF THE BOARD



::ODMA\PCDOCS\GRR\506723\1

                                      PROXY
                            APPLIED FILMS CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) Larry D. Firestone and Thomas T. Edman as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated herein, all of the shares of common stock of Applied Films Corporation held of record by the undersigned on November 29, 2000, at the Special Meeting of Shareholders to be held on January 15, 2001, or at any adjournment thereof.

     When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE LISTED NOMINEES.

1.   Approval of the amendment to the     2.  In their discretion, the Proxies
     Amended and Restated Articles of         are authorized to act upon such
     Incorporation to increase the            other business as may properly
     authorized common stock from             come before the meeting
     10,000,000 shares to 40,000,000
     shares.
                                              I plan to attend the meeting.
         FOR      AGAINST
         [  ]      [  ]                       YES             NO
                                              [ ]             [ ]




SIGNATURE(S)___________________________________________Date:____________________
NOTE: Please sign your name as it appears hereon. When shares are held jointly, each holder should sign. When signing for an estate, trust or corporation, the title and capacity should be stated. Persons signing as attorneys-in-fact should submit powers of attorney.



::ODMA\PCDOCS\GRR\507221\1